ASSETS HELD-FOR-SALE AND ACTIVELY MARKETED PROPERTY	9 Months Ended
Sep. 30, 2022
Real Estate [Abstract]
ASSETS HELD-FOR-SALE AND ACTIVELY MARKETED PROPERTY	ASSETS HELD-FOR-SALE AND ACTIVELY MARKETED PROPERTY
Dole continuously reviews its assets in order to identify those that do not meet Dole’s future strategic direction or internal economic return criteria. As a result of this review, Dole has identified and is in the process of selling certain assets which are classified as either held-for-sale or actively marketed property. The assets that have been identified are available for sale in their present condition and an active program is underway to sell the properties. Dole is actively marketing these properties at a price that is in excess of book value. For property classified as held-for-sale, their sale is anticipated to occur during the ensuing year, while the timing of the sale of property classified as actively marketed is uncertain.
Assets held-for-sale
As of September 30, 2022 and December 31, 2021, assets held-for-sale were $0.1 million and $0.2 million, respectively, of property, plant and equipment. There were no liabilities held-for-sale as of September 30, 2022 and December 31, 2021. During the nine months ended September 30, 2022, Dole approved and committed to sell two buildings in Europe in the Diversified Produce – EMEA reportable segment and transferred related assets with a net book value of $2.8 million to assets held-for-sale. These buildings were subsequently sold at a total gain of $7.6 million for the nine months ended September 30, 2022. Additionally, Dole concluded that it was not probable that property in Latin America would be sold within the next year and reclassified related assets with a net book value of $0.1 million to property, plant and equipment, net, in the consolidated balance sheets.
As a result of the Acquisition, Dole acquired $11.5 million of assets held-for-sale during the three months ended September 30, 2021 that primarily consisted of two vessels and a number of properties throughout North America and Latin America. During the three months ended September 30, 2021, Dole sold the two vessels and one of the Latin America properties, with net book values of $8.7 million and $2.4 million, respectively. There was no gain or loss from the sales.
A rollforward of assets held-for-sale for the nine months ended September 30, 2022 was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$200
Additions	2,774
Reclassifications	(120)
Sales	(2,774)
Balance as of September 30, 2022	$80
Actively marketed property
As of September 30, 2022 and December 31, 2021, actively marketed property was $36.8 million and $50.4 million, respectively, and consisted entirely of land in Hawaii in the Fresh Fruit reportable segment. During the three and nine months ended September 30, 2022, Dole sold 2 acres and 395 acres, respectively, of the actively marketed Hawaii land, with net book values of $0.1 million and $14.8 million, respectively. The total gain on the sales was $0.7 million for the three and nine months ended September 30, 2022.
As a result of the Acquisition, Dole acquired $52.2 million of actively marketed property during the three months ended September 30, 2021, which consisted of approximately 4,865 acres of Hawaii land. During the three months ended September 30, 2021, Dole sold 721 acres of the actively marketed Hawaii land, with a net book value of $1.6 million. There was no gain or loss from the sales.
A rollforward of actively marketed property for the nine months ended September 30, 2022 was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$50,364
Measurement period adjustments	1,304
Land sales	(14,826)
Balance as of September 30, 2022	$36,842
See Note 4 “Business Combinations and Transactions” for additional detail on measurement period adjustments.